                Office of the United States Trustee - Region 3
                           Monthly Operating Report

               for the month ending                  March, 1999

================================================================================

                                                       Document     Previously  Explanation
                  Required Attachments                 Attached     Submitted   Attached

                  1. Tax Receipts              N/A         ( )          ( )         ( )

                  2. Bank Statements                       (X)          ( )         ( )

                  3. Most Recently Filed                   ( )          ( )         ( )
                     Income Tax Return

                  4. Most Recently Annual                  ( )          (X)         ( )
                     Financial Statements
                     Prepared by Accountant


         IN ACCORDANCE WITH TITLE 25, SECTION 1746 OF THE UNITED STATES CODE, I
         DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
         MONTHLY OPERATING REPORT (CASH BASIS - 1 THROUGH CASH BASIS - 9) AND
         THE ACCOMPANYING ATTTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
         DOCUMENTS ARE TRUE, CORRECT AND COMPLETE DECLARATION OF THE PREPARER
         (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH
         PREPARER AS ANY KNOWLEDGE.

         RESPONSIBLE PARTY:


         /s/ Anthony M. Picini                                                               Executive V.P.
         ----------------------------------------------                                      -------------------------------------
         SIGNATURE OF RESPONSIBLE PARTY                                                                        TITLE

         Anthony M. Picini                                                                                 April 16, 1999
         ----------------------------------------------                                      -------------------------------------
         PRINTED NAME OF RESPONSIBLE PARTY                                                                      DATE


         PREPARER


         ----------------------------------------------                                      -------------------------------------
         SIGNATURE OF PREPARER                                                                                 TITLE



         ----------------------------------------------                                      ---------------------------------------
         PRINTED NAME OF PREPARER                                                                               DATE


             All Chapter 11 debtors must file this report with the
             Courtand serve a copy on the United States Trustee no
            later than the 15th day of the month following the end
                     of the month covered by this report.

Debtor:PHP HEALTHCARE CORPORATION
                                                                    CASH BASIS-2

Case No.: 98-2608(MFW)
                                                         Mar-99     MONTH ENDING
                                                      -------------

---------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                               MONTH                MONTH                  MONTH
DISBURSEMENTS                                                  1/31/99              2/28/99                3/31/99
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
   1     Cash -Beginning of Month                               643,869            3,075,781               3,363,840
---------------------------------------------------------------------------------------------------------------------
Receipts
---------------------------------------------------------------------------------------------------------------------
   2     Cash Sales                                             192,451              107,018                 210,775
---------------------------------------------------------------------------------------------------------------------
   3     Accounts Receivable Collections                      2,219,336            6,015,169               7,457,669
---------------------------------------------------------------------------------------------------------------------
   4     Loans & Advances
---------------------------------------------------------------------------------------------------------------------
   5     Sale of Assets      (attachment 2C)                  6,703,600              962,178                  92,500
---------------------------------------------------------------------------------------------------------------------
   6     Lease & Rental Income
---------------------------------------------------------------------------------------------------------------------
   7     Wages
---------------------------------------------------------------------------------------------------------------------
   8     Other (Attach List)     (attachment 2A)                                                              73,712
---------------------------------------------------------------------------------------------------------------------
   9     Total Receipts (total lines 2-8)                     9,115,387            7,084,365               7,834,656
---------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
  10     Net Payroll
---------------------------------------------------------------------------------------------------------------------
  11     Payroll Taxes Paid
---------------------------------------------------------------------------------------------------------------------
  12     Sales, Use & Other Taxes Paid
---------------------------------------------------------------------------------------------------------------------
  13     Inventory Purchases
---------------------------------------------------------------------------------------------------------------------
  14     Mortgage Payments
---------------------------------------------------------------------------------------------------------------------
  15     Other Secured Note Payments
---------------------------------------------------------------------------------------------------------------------
  16     Rental & Lease Payments
---------------------------------------------------------------------------------------------------------------------
  17     Utilities
---------------------------------------------------------------------------------------------------------------------
  18     Insurance
---------------------------------------------------------------------------------------------------------------------
  19     Vehicle Expense
---------------------------------------------------------------------------------------------------------------------
  20     Travel
---------------------------------------------------------------------------------------------------------------------
  21     Entertainment
---------------------------------------------------------------------------------------------------------------------
  22     Repairs & Maintenance
---------------------------------------------------------------------------------------------------------------------
  23     Supplies
---------------------------------------------------------------------------------------------------------------------
  24     Advertising
---------------------------------------------------------------------------------------------------------------------
  25     Household Expenses
---------------------------------------------------------------------------------------------------------------------
  26     Charitable Contributions
---------------------------------------------------------------------------------------------------------------------
  27     Gifts
---------------------------------------------------------------------------------------------------------------------
  28     Other (Attach List)     (attachment 2B)              6,605,801            6,269,371               7,074,698
---------------------------------------------------------------------------------------------------------------------
  29     Total Lines 10 thru 28                               6,605,801            6,269,371               7,074,698
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
  30     Professional Fees                                       77,674              526,935                 645,048
---------------------------------------------------------------------------------------------------------------------
  31     U.S. Trustee Fees
---------------------------------------------------------------------------------------------------------------------
  32     Other (Attach List)
---------------------------------------------------------------------------------------------------------------------
  33     Total Lines 30 thru 32                                  77,674              526,935                 645,048
---------------------------------------------------------------------------------------------------------------------
  34     Total Disbursements (line 29+line 33)                6,683,475            6,796,306               7,719,746
---------------------------------------------------------------------------------------------------------------------
  35     Net Cash Flow (line 9 - line 34)                     2,431,912              288,059                 114,910
---------------------------------------------------------------------------------------------------------------------
  36     Cash - End of Month (line 1 + line 35)               3,075,781            3,363,840               3,478,750
---------------------------------------------------------------------------------------------------------------------

Debtor: PHP HEALTHCARE CORPORATION
                                                                    CASH BASIS-3
Case No: 98-2608 (MFW)

-----------------------------------------------------------
CASH DISBURSEMENTS DETAIL
                                                                                        MONTH:          Mar-99
(Attach sheets if necessary)                                                                  ------------------------
----------------------------------------------------------------------------------------------------------------------
                                                  CASH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
                 DATE              PAYEE                          PURPOSE                                   AMOUNT
----------------------------------------------------------------------------------------------------------------------
              --------------------------------------------------------------------------------------------------------

              --------------------------------------------------------------------------------------------------------

              --------------------------------------------------------------------------------------------------------
              Various           Various                    (See attachment 3A)                              2,336,362
              --------------------------------------------------------------------------------------------------------


              --------------------------------------------------------------------------------------------------------
              Total Cash Disbursements                                                                      2,336,362
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            BANK ACCOUNT DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
    CHECK
   NUMBER           DATE                  PAYEE                          PURPOSE                       AMOUNT
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Various          3/1-31/99             Various                    (See attachment 3B)                 3,708,907
----------------------------------------------------------------------------------------------------------------------
Various          3/1-31/99             Various                    Net Payroll                         1,674,477
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Various 3/99 and priorLess voided checks issued in prior months.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
              Total Bank Account Disbursements                                                        5,383,384
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR THE MONTH                                                                     7,719,746
----------------------------------------------------------------------------------------------------------------------

--------------------------------------                      Mar-99
ACCOUNTS RECEIVABLE                                 MONTH:_________________

Accounts Receivable -Trade

Total accounts receivable at the beginning of the period                                             6,193,400
---------------------------------------------------------------------------------------------------------------
    Amounts billed during the period                                                                 4,434,469
---------------------------------------------------------------------------------------------------------------
    Amounts collected during the period                                                              7,457,669
---------------------------------------------------------------------------------------------------------------
Total accounts receivable at the end of the period                                                   3,170,200
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                      AMOUNT
---------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                      2,472,741
---------------------------------------------------------------------------------------------------------------
30 - 60 days old                                                                                       577,340
---------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                                        16,700
---------------------------------------------------------------------------------------------------------------
91 + days old                                                                                          103,419
---------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE                                                                            3,170,200
---------------------------------------------------------------------------------------------------------------
TOTAL CONSIDERED UNCOLLECTIBLE                                                                               0
---------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                                            3,170,200
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
AMOUNTS DUE FROM AFFILIATES & INSIDERS (ITEMIZE)                                               AMOUNT
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      (See attachment 4A)                                           68,442,225
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               68,442,225
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVENTORY                                                                                      AMOUNT
---------------------------------------------------------------------------------------------------------------
Beginning inventory                                                                                          0
---------------------------------------------------------------------------------------------------------------
    Plus Purchases
---------------------------------------------------------------------------------------------------------------
    Minus Sales
---------------------------------------------------------------------------------------------------------------
Ending Inventory                                                                                             0
---------------------------------------------------------------------------------------------------------------

                                                                    CASH BASIS-5


                                                     MONTH:       Mar-99
                                                           ---------------------

==================================================================================================================================
UNPAID POSTPETITION PAYABLES AND AGING                                                                              AMOUNT
==================================================================================================================================
Postpetition items
----------------------------------------------------------------------------------------------------------------------------------
Reorganization Expenses
----------------------------------------------------------------------------------------------------------------------------------
    Professional Fees                                                                                                     960,272
----------------------------------------------------------------------------------------------------------------------------------
    U.S. Trustee Fees
----------------------------------------------------------------------------------------------------------------------------------
    Court Fees
----------------------------------------------------------------------------------------------------------------------------------
Trade Debt                                                                                                                109,413
----------------------------------------------------------------------------------------------------------------------------------
Other (attach list) (Report tax in next section only)
==================================================================================================================================
         AGING                        0-30                31-60                61-90                 90 +
        PAYABLES                      DAYS                 DAYS                 DAYS                 DAYS               TOTAL
==================================================================================================================================
                                    1,033,269               28,892                7,638                 (114)           1,069,685
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
STATUS OF POST PETITION TAXES
==================================================================================================================================
                                   BEGINNING              AMOUNT                                    ENDING
                                      TAX                WITHHELD              AMOUNT                TAX               DELINQUENT
                                   LIABILITY*           OR ACCRUED              PAID              LIABILITY              TAXES
==================================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------------------------
Withholding**                          93,260              344,047              437,308                    0
----------------------------------------------------------------------------------------------------------------------------------
FICA Employee**                        24,520              174,611              199,132                    0
----------------------------------------------------------------------------------------------------------------------------------
FICA Employer**                        24,597              175,865              200,462                    0
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                           32,773                7,779                    0               40,552
----------------------------------------------------------------------------------------------------------------------------------
Income
----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                   175,150              702,303              836,901               40,552                    -
----------------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------------
Withholding                            58,370              126,702              121,494               63,578
----------------------------------------------------------------------------------------------------------------------------------
Sales
----------------------------------------------------------------------------------------------------------------------------------
Excise
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                           68,538               11,867                    0               80,405
----------------------------------------------------------------------------------------------------------------------------------
Real Property
----------------------------------------------------------------------------------------------------------------------------------
Personal Property
----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
----------------------------------------------------------------------------------------------------------------------------------
Total State & Local                   126,908              138,569              121,494              143,983                    0
----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                           302,059              840,872              958,395              184,535                    0
----------------------------------------------------------------------------------------------------------------------------------

*The beginning tax liability should represent the liability from the prior month or if this is the first operating report the amount should be zero.

** Attach photocopies of PCF Form 8123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                    CASH BASIS-6


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterix next to the account number. Attach additional sheets if necessary.

                                                               MONTH:       Mar-99
                                                                      -------------------------------------------------------------
=====================================================
BANK RECONCILIATIONS
                                                     Account #1       Account #2         Account #3           Account #4
==================================================================================================================================
A     BANK:
                                                     ------------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------------
B     ACCOUNT NUMBER
                                                     ------------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------------
C     PURPOSE (TYPE)
==================================================================================================================================
1     Balance per Bank Statement                                                         (See attachment 6A)
-----------------------------------------------------------------------------------------------------------------------------------
2     Add: Total Deposits
-----------------------------------------------------------------------------------------------------------------------------------
3     Less: Outstanding Checks
-----------------------------------------------------------------------------------------------------------------------------------
4     +/- Other Reconciling Items (Attach List)
-----------------------------------------------------------------------------------------------------------------------------------
5     Month Ending Balance Per Books                                                        As of 2/28/98                3,346,490
-----------------------------------------------------------------------------------------------------------------------------------
6     Number of Last Check Written
==================================================================================================================================


=====================================================
INVESTMENT ACCOUNTS
==================================================================================================================================
                                                         Date of           Type of             Purchase             Current
BANK, ACCOUNT NAME & NUMBER                              Purchase         Instrument            Price                Value
==================================================================================================================================
7
-----------------------------------------------------------------------------------------------------------------------------------
8
-----------------------------------------------------------------------------------------------------------------------------------
9                                                        N/A
-----------------------------------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------------------------------
11    Total Investment                                                                                      0                    0
==================================================================================================================================


=====================================================
CASH
==================================================================================================================================
12    Currency on Hand                                                                                                      17,350
==================================================================================================================================

==================================================================================================================================
13    TOTAL CASH - END OF MONTH (Total lines 5, 11 &12)                                     As of 2/28/98                3,363,840
==================================================================================================================================

Please attach copies of BANK STATEMENTS.

                                                                    CASH BASIS-7

================================================================================
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
================================================================================
                                                                   MONTH: Mar-99

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance travel car allowance, etc). Attach additional sheets if necessary.

================================================================================================================================
                                                 INSIDERS
================================================================================================================================
                                                                TYPE OF                                      CUMULATIVE UNPAID
NAME                                  POSITION                  PAYMENT                   PAID                     BALANCE
--------------------------------------------------------------------------------------------------------------------------------
1      K. Weixel        Acting CEO & President                Salary                         27,692                           -
--------------------------------------------------------------------------------------------------------------------------------
2      M Starr          Senior Executive Vice President       Salary                         24,217                           -
--------------------------------------------------------------------------------------------------------------------------------
3      A. Picini        Executive Vice President              Salary                         23,077                           -
--------------------------------------------------------------------------------------------------------------------------------
4      J. Hercenberg    Senior Vice President                 Salary                         21,154                           -
--------------------------------------------------------------------------------------------------------------------------------
5      J. Mazur         Former CEO & President                Salary                              -                           -
--------------------------------------------------------------------------------------------------------------------------------
6      W. Lubin         Former Executive Vice President       Salary                              -                           -
--------------------------------------------------------------------------------------------------------------------------------
7      D. Berman        Former Senior Vice President          Salary                              -                           -
       Total Payments to Insiders                                                            96,140                           -
--------------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                                            PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                        TOTAL
                                           ORDER AUTH.                    AMOUNT               AMOUNT           PAID
                NAME                         PAYMENT                     APPROVED               PAID     TO DATE (cumulative)
-----------------------------------------------------------------------------------------------------------------------------
1      Richards, Layton &
       Finger                          Legal Fees - 3/18/99                198,187              162,138               425,668
-----------------------------------------------------------------------------------------------------------------------------
2      Pricewaterhouse
       Coopers, LLP                 Professional Fees - 3/28/99            252,717              208,557               500,297
-----------------------------------------------------------------------------------------------------------------------------
3      Sugarman &
       Company, LLP                  Professional Fees - 3/3/99              75,227               61,055        see line 4
-----------------------------------------------------------------------------------------------------------------------------
4      Sugarman &
       Company, LLP                  Professional Fees - 3/31/99             73,582               61,056              182,107
-----------------------------------------------------------------------------------------------------------------------------
5      Cole, Schotz,
       Meisel, Forman                   Legal Fees - 3/18/99                 76,652               61,693              130,940
-----------------------------------------------------------------------------------------------------------------------------
6      Arthur Andersen,
       LLP                            Professional Fees - 3/25/99             80,923              67,260              110,320
-----------------------------------------------------------------------------------------------------------------------------
7      Comey, Boyd, &
       Luskin                            Legal Fees - 3/18/99                 29,071              23,289               23,289
-----------------------------------------------------------------------------------------------------------------------------
8      The Bayard Firm                   Legal Fees - 3/31/99                  3,600                   0                    0
-----------------------------------------------------------------------------------------------------------------------------
       Total Payments to Professionals                                       789,960             645,048            1,372,620
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                                 SECURED NOTES, LEASES PAYABLE AND
                                                   ADEQUATE PROTECTION PAYMENTS
=============================================================================================================================
                                       SCHEDULED                    AMOUNTS PAID                 TOTAL
              NAME OF                   MONTHLY                        DURING                   UNPAID
              CREDITOR               PAYMENTS DUE                      MONTH                 POSTPETITION
=============================================================================================================================
     1
-----------------------------------------------------------------------------------------------------------------------------
     2
-----------------------------------------------------------------------------------------------------------------------------
     3
-----------------------------------------------------------------------------------------------------------------------------
     4                           (See attachment 7A)                      77,177
-----------------------------------------------------------------------------------------------------------------------------
     5
-----------------------------------------------------------------------------------------------------------------------------
     6
-----------------------------------------------------------------------------------------------------------------------------
     7
-----------------------------------------------------------------------------------------------------------------------------
     8 Total                                       0                      77,177                           0
=============================================================================================================================

                                                                    CASH BASIS-8

==================================================================================================================================
                                                             QUESTIONNAIRE
                                                                                     MONTH: Mar-99                   YES     NO
==================================================================================================================================
1     Have any assets been sold or transferred outside the normal course of business this reporting period?           X
----------------------------------------------------------------------------------------------------------------------------------
2     Have any funds been disbursed from any account other than a debtor in possession account?                               X
----------------------------------------------------------------------------------------------------------------------------------
3     Are any postpetition receivables (accounts,notes, or loans) due from related parties?                           X
----------------------------------------------------------------------------------------------------------------------------------
4     Have any payments been made on prepetition liabilities this reporting period?                                   X
----------------------------------------------------------------------------------------------------------------------------------
5     Have any postpetition loans been received by the debtor from any party?                                                 X
----------------------------------------------------------------------------------------------------------------------------------
6     Are any postpetition payroll taxes past due?                                                                            X
----------------------------------------------------------------------------------------------------------------------------------
7     Are any postpetition state or federal income taxes past due?                                                            X
----------------------------------------------------------------------------------------------------------------------------------
8     Are any postpetition real-estate taxes past due?                                                                        X
----------------------------------------------------------------------------------------------------------------------------------
9     Are any other postpetition taxes past due?                                                                              X
----------------------------------------------------------------------------------------------------------------------------------
10    Are any amounts owed to postpetition creditors past due?                                                                X
----------------------------------------------------------------------------------------------------------------------------------
11    Have any prepetition taxes been paid during the reporting period?                                                       X
----------------------------------------------------------------------------------------------------------------------------------
12    Are any wage payments past due?                                                                                         X
==================================================================================================================================

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary

                               (See attachment 8A)

==================================================================================================================================
                                                               INSURANCE                                       YES          NO
==================================================================================================================================
1     Are worker's compensation, general liability and other necessary insurance coverages in effect?            X
----------------------------------------------------------------------------------------------------------------------------------
2     Are all premium payments paid current?                                                                     X
----------------------------------------------------------------------------------------------------------------------------------
3     Please itemize policies below.
==================================================================================================================================

If the answer to any of the above questions is "NO", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.
                                                      (See attachment 8B)

==================================================================================================================================
                                                  INSTALLMENT PAYMENTS
==================================================================================================================================
                                                          TYPE OF
                          POLICY                            CARRIER                    PERIOD COVERED
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                                                    CASH BASIS-9

                                                                        MONTH: Mar-99

--------------------------------------------------------------------------------------------------
                                  PERSONNEL
--------------------------------------------------------------------------------------------------
                                                                       Full Time       Part Time
--------------------------------------------------------------------------------------------------
1  Total number of employees at beginning of period                           974
--------------------------------------------------------------------------------------------------
2  Number of employees hired during period                                     26
--------------------------------------------------------------------------------------------------
3  Number of employees terminated or resigned during the period               322
--------------------------------------------------------------------------------------------------
4  Total number of employees at the end of the period                         678
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                              CHANGE IN ADDRESS
--------------------------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:
                                                                        -----------------
NEW ADDRESS:
                                                                        ------------------------------------
                                                                        ------------------------------------
                                                                        ------------------------------------

PHP HEALTHCARE CORP.
Other Receipts
Mar-99



             Intercompany Transfers:
                     PCA                                   73,712.35
                                                ---------------------
             Total                                         73,712.35







                                 Attachment 2A

PHP HEALTHCARE CORP.
EXPENSES - CASH BASIS
#REF!


              Description                               Net Activity
              -----------                               ------------

              Net Payroll                                  1,674,477
              Payroll Taxes                                  976,972
              Payroll W/H's                                    4,212
              Due from HIP                                         0
              Other Secured Notes Payable                     66,289
              Insurance                                      134,918
              Legal                                           10,000
              Professional Fees                                    0
              Directors' Fees                                      0
              Deposits                                         5,465
              Health/Dental Claims                           577,774
              Sales & Use Taxes                                  582
              Line of Credit, Notes & Leases                       0
              Contract-Primary Care Prov                      29,035
              Contract-Locum Tenens Fees                           0
              Contract-Psychiatrist                            7,750
              Contract-Dentist                                 3,975
              Contract-Consultant                             92,685
              Contract-Medical Temps                          40,900
              Contract-Office Temps                           87,874
              Contract-Transcriptionist                            0
              Fringe Benefits                                204,095
              Claims-Physician                                     0
              Claims-Other A/P                             2,171,230
              Medical Lab Services/Supplies                   82,564
              Medical Supplies                               169,235
              Patient Care Services                           30,042
              Office Supply Expense                           33,104
              Utilities                                       33,117
              Bldg & Office Expense                          538,684
              Business Taxes/Licenses                         21,849
              Professional Dues & Subs                         7,049
              Employee Education & Other                       6,364
              Travel & Meals                                  19,125






                                 Attachment 2B

              Interest Expense                                 4,973
              Intercompany                                    21,000
              Misc. Expense                                   19,358
                                            =========================
                                                           7,074,698
                                            =========================





                                 Attachment 2B

-----------------------------------------------------------------------------------------------------------------------------
            Reliastar/     A/P                                                                                      Trans
   MAR      CoreSourse    Wires                   Vendor                           Description                     Entry #
=============================================================================================================================
    1                                 National Practioners' Data Bank        Credentialing Fees                    0301991
-----------------------------------------------------------------------------------------------------------------------------
    1                                 National Practioners' Data Bank        Credentialing Fee                     0301991
-----------------------------------------------------------------------------------------------------------------------------
    1      100,000.00                 CoreSource                             Deposit into PMPA A/C                 0301992
-----------------------------------------------------------------------------------------------------------------------------
    1                     137,140.47  MLC Group, Inc.                        Office Equipment Lease
-----------------------------------------------------------------------------------------------------------------------------
    1                      46,383.48  Cananwill, Inc.                        Commercial Insurance Note
-----------------------------------------------------------------------------------------------------------------------------
    1                      44,735.47  Midland Loan Services                  Woodbridge Rent
-----------------------------------------------------------------------------------------------------------------------------
    2      145,647.56                 ReliaStar                              Premiums and Adm Fees                 0302993
-----------------------------------------------------------------------------------------------------------------------------
    2                       7,280.00  Prima Search, Inc.                     Contract Medical Services
-----------------------------------------------------------------------------------------------------------------------------
    2                       2,989.84  Physicians Dispensing RX               Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    2                       1,090.82  Wyeth-Ayerst Labs                      Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    2                          97.51  International Data Supply              Office Supplies
-----------------------------------------------------------------------------------------------------------------------------
    3                       1,093.36  Nationwide Advertising                 Classified Ads
-----------------------------------------------------------------------------------------------------------------------------
    3                         710.20  Washington Post                        Classsified Ads
-----------------------------------------------------------------------------------------------------------------------------
    4                                                                        PHP - FIT & FICA                      0304991
-----------------------------------------------------------------------------------------------------------------------------
    4                       7,988.72  Edward's Medical Supply                Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------
    4                       5,985.41  PYA/Monarch, Inc.                      Food Service
-----------------------------------------------------------------------------------------------------------------------------
    4                       5,908.64  Grove Medical, Inc.                    Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------
    4                       5,021.05  AmeriSource                            Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    4                       1,278.97  Land O'Sun Dairies                     Dairy Products
-----------------------------------------------------------------------------------------------------------------------------
    4                         185.87  International Data Supply              Office Supplies
-----------------------------------------------------------------------------------------------------------------------------
    4                         116.80  Medibadge                              Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------
    5                                                                        PHP - VA Tax w/h                      0305991
-----------------------------------------------------------------------------------------------------------------------------
    5                       5,410.14  Physicians Dispensing RX               Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    8                                                                        PHP - FIT & FICA                      0308991
-----------------------------------------------------------------------------------------------------------------------------
    8                                                                        PHP - SC Tax w/h 4th qtr '98          0308992
-----------------------------------------------------------------------------------------------------------------------------
    8                                 National Practioners' Data Bank        Credentialing Fees                    0308993
-----------------------------------------------------------------------------------------------------------------------------
    8                                 National Practioners' Data Bank        Credentialing Fee                     0308993
-----------------------------------------------------------------------------------------------------------------------------
    8                                 National Practioners' Data Bank        Credentialing Fee                     0308993
-----------------------------------------------------------------------------------------------------------------------------
    8      100,000.00                 CoreSource                             Deposit into PMPA A/C                 0308996
-----------------------------------------------------------------------------------------------------------------------------
    8                       4,454.50  Central Diagnostic Imaging             Exams & Mammos
-----------------------------------------------------------------------------------------------------------------------------
    9       17,105.91                 ReliaStar                              Claims and Adm Fees                   0309991
-----------------------------------------------------------------------------------------------------------------------------
    9                       3,839.67  Nationwide Advertising                 Classified Ads
-----------------------------------------------------------------------------------------------------------------------------
    9                       1,229.54  S B Pharmaceuticals                    Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    9                         683.40  Washington Post                        Classsified Ads
-----------------------------------------------------------------------------------------------------------------------------
    10                                                                       PHP - VA Tax w/h                      0310991
-----------------------------------------------------------------------------------------------------------------------------
    10                                                                       PCA - FIT & FICA                      0310992
-----------------------------------------------------------------------------------------------------------------------------
    10                        297.99  Merck & Company                        Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    11                                                                       No Disbursements This Date
-----------------------------------------------------------------------------------------------------------------------------
    12                      9,482.30  Physicians Dispensing RX               Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    12                        913.50  Central Diagnostic Imaging             Exams & Mammos
-----------------------------------------------------------------------------------------------------------------------------
    15      75,000.00                 CoreSource                             Deposit into PMPA A/C                 0315991
-----------------------------------------------------------------------------------------------------------------------------
    15                                                                       PHP - MD Tax w/h                      0315992
-----------------------------------------------------------------------------------------------------------------------------
    15                                                                       PHP - SC Tax w/h                      0315993
-----------------------------------------------------------------------------------------------------------------------------
    15      56,203.26                 ReliaStar                              Claims and Adm Fees                   0315994
-----------------------------------------------------------------------------------------------------------------------------
    15                      2,402.40  Eastridge Group Temps                  Temporary Staff - CA
-----------------------------------------------------------------------------------------------------------------------------
    15                        976.00  Land O'Sun Dairies                     Dairy Products
-----------------------------------------------------------------------------------------------------------------------------
    16                                                                       No Disbursements This Date
-----------------------------------------------------------------------------------------------------------------------------
    17                    162,138.23  Richards, Finger & Layton              Legal Fees & Expenses
-----------------------------------------------------------------------------------------------------------------------------
    17                     38,094.57  MLC Group, Inc.                        Office Equipment Lease
-----------------------------------------------------------------------------------------------------------------------------
    17                     15,856.19  Edward's Medical Supply                Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------
    17                      7,280.00  Prima Search, Inc.                     Contract Medical Services
-----------------------------------------------------------------------------------------------------------------------------
    17                      1,109.10  Nationwide Advertising                 Classified Ads
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
           Payroll                        Employee           Misc.
   MAR      Taxes           HCC         Credentials        Inc./Exp.           TOTAL
=========================================================================================
    1                                         16.00
-----------------------------------------------------------------------------------------
    1                                          4.00
-----------------------------------------------------------------------------------------
    1
-----------------------------------------------------------------------------------------
    1
-----------------------------------------------------------------------------------------
    1
-----------------------------------------------------------------------------------------
    1                                                                        328,279.42
-----------------------------------------------------------------------------------------
    2
-----------------------------------------------------------------------------------------
    2
-----------------------------------------------------------------------------------------
    2
-----------------------------------------------------------------------------------------
    2
-----------------------------------------------------------------------------------------
    2                                                                        157,105.73
-----------------------------------------------------------------------------------------
    3
-----------------------------------------------------------------------------------------
    3                                                                          1,803.56
-----------------------------------------------------------------------------------------
    4         143,654.53
-----------------------------------------------------------------------------------------
    4
-----------------------------------------------------------------------------------------
    4
-----------------------------------------------------------------------------------------
    4
-----------------------------------------------------------------------------------------
    4
-----------------------------------------------------------------------------------------
    4
-----------------------------------------------------------------------------------------
    4
-----------------------------------------------------------------------------------------
    4                                                                        170,139.99
-----------------------------------------------------------------------------------------
    5          12,653.25
-----------------------------------------------------------------------------------------
    5                                                                         18,063.39
-----------------------------------------------------------------------------------------
    8         360,650.94
-----------------------------------------------------------------------------------------
    8              34.79
-----------------------------------------------------------------------------------------
    8                                         16.00
-----------------------------------------------------------------------------------------
    8                                          4.00
-----------------------------------------------------------------------------------------
    8                                          4.00
-----------------------------------------------------------------------------------------
    8
-----------------------------------------------------------------------------------------
    8                                                                        465,164.23
-----------------------------------------------------------------------------------------
    9
-----------------------------------------------------------------------------------------
    9
-----------------------------------------------------------------------------------------
    9
-----------------------------------------------------------------------------------------
    9                                                                         22,858.52
-----------------------------------------------------------------------------------------
    10         20,687.09
-----------------------------------------------------------------------------------------
    10          7,176.10
-----------------------------------------------------------------------------------------
    10                                                                        28,161.18
-----------------------------------------------------------------------------------------
    11                                                                             0.00
-----------------------------------------------------------------------------------------
    12
-----------------------------------------------------------------------------------------
    12                                                                        10,395.80
-----------------------------------------------------------------------------------------
    15
-----------------------------------------------------------------------------------------
    15         18,662.10
-----------------------------------------------------------------------------------------
    15         16,192.27
-----------------------------------------------------------------------------------------
    15
-----------------------------------------------------------------------------------------
    15
-----------------------------------------------------------------------------------------
    15                                                                       169,436.03
-----------------------------------------------------------------------------------------
    16                                                                             0.00
-----------------------------------------------------------------------------------------
    17
-----------------------------------------------------------------------------------------
    17
-----------------------------------------------------------------------------------------
    17
-----------------------------------------------------------------------------------------
    17
-----------------------------------------------------------------------------------------
    17
-----------------------------------------------------------------------------------------



                                 Attachment 3A

-----------------------------------------------------------------------------------------------------------------------------
            Reliastar/     A/P                                                                                      Trans
   MAR      CoreSourse    Wires                   Vendor                           Description                     Entry #
=============================================================================================================================
    17                      1,058.60  Washington Post                        Classsified Ads
-----------------------------------------------------------------------------------------------------------------------------
    18                      1,130.50  Central Diagnostic Imaging             Exams & Mammos
-----------------------------------------------------------------------------------------------------------------------------
    19                      5,236.08  Physicians Dispensing RX               Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    19                        195.33  Merck & Company                        Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    19                                                                       Transfer to HCC                       0319992
-----------------------------------------------------------------------------------------------------------------------------
    22                      8,351.00  Alexanders Moving & Storage            Labor & Material to Move Offices
-----------------------------------------------------------------------------------------------------------------------------
    22                      7,788.00  Eastridge Group Temps                  Temporary Staff - CA
-----------------------------------------------------------------------------------------------------------------------------
    22                                                                       PHP - FIT & FICA                      0322991
-----------------------------------------------------------------------------------------------------------------------------
    22                                                                       Transfer to HCC                       0322993
-----------------------------------------------------------------------------------------------------------------------------
    22      33,702.75                 ReliaStar                              Claims and Adm Fees                   0322994
-----------------------------------------------------------------------------------------------------------------------------
    23                                                                       No Disbursements This Date
-----------------------------------------------------------------------------------------------------------------------------
    24                                                                       PHP - VA Tax w/h                      0324991
-----------------------------------------------------------------------------------------------------------------------------
    24                                                                       PCA - FIT & FICA                      0324992
-----------------------------------------------------------------------------------------------------------------------------
    25                                                                       Preauthorized ACH Debit               0325991
-----------------------------------------------------------------------------------------------------------------------------
    26                                                                       Transfer from HCC                     0322993
-----------------------------------------------------------------------------------------------------------------------------
    26                    208,556.00  Pricewaterhouse Coopers LLP            Professional Fees
-----------------------------------------------------------------------------------------------------------------------------
    26                     10,927.71  National Union Fire Insurance Co.      D & O and Empl. Practices Premium
-----------------------------------------------------------------------------------------------------------------------------
    26                      7,413.14  Physicians Dispensing RX               Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------
    26                      7,151.75  Shirlington Self Storage               Lease Storage Space
-----------------------------------------------------------------------------------------------------------------------------
    26                      3,174.79  American Drug Stores                   Rx Claims
-----------------------------------------------------------------------------------------------------------------------------
    26                        859.90  Nationwide Advertising                 Classified Ads
-----------------------------------------------------------------------------------------------------------------------------
    26                        273.75  Central Diagnostic Imaging             Exams & Mammos
-----------------------------------------------------------------------------------------------------------------------------
    29                                                                       No Disbursements This Date
-----------------------------------------------------------------------------------------------------------------------------
    30      50,114.73                 CoreSource                             Claims and Adm Fees                   0330992
-----------------------------------------------------------------------------------------------------------------------------
    30                      7,740.00  Alexanders Moving & Storage            Labor & Material to Move Offices
-----------------------------------------------------------------------------------------------------------------------------
    30                        637.92  Service Master of Charleston           Furnish & Install Metal Door
-----------------------------------------------------------------------------------------------------------------------------
    30                        463.12  Washington Post                        Classsified Ads
-----------------------------------------------------------------------------------------------------------------------------
    31                      5,781.60  Eastridge Group Temps                  Temporary Staff - CA
-----------------------------------------------------------------------------------------------------------------------------
    31                        853.25  Central Diagnostic Imaging             Exams & Mammos
-----------------------------------------------------------------------------------------------------------------------------
           577,774.21     799,766.58
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
           Payroll                        Employee           Misc.
   MAR      Taxes           HCC         Credentials        Inc./Exp.           TOTAL
=========================================================================================
    17
-----------------------------------------------------------------------------------------
    18                                                                         1,130.50
-----------------------------------------------------------------------------------------
    19
-----------------------------------------------------------------------------------------
    19
-----------------------------------------------------------------------------------------
    19                         21,000.00                                      26,431.41
-----------------------------------------------------------------------------------------
    22
-----------------------------------------------------------------------------------------
    22
-----------------------------------------------------------------------------------------
    22        332,595.73
-----------------------------------------------------------------------------------------
    22                         83,000.00
-----------------------------------------------------------------------------------------
    22                                                                       465,437.48
-----------------------------------------------------------------------------------------
    23                                                                             0.00
-----------------------------------------------------------------------------------------
    24         18,446.11
-----------------------------------------------------------------------------------------
    24          7,006.49                                                      25,452.60
-----------------------------------------------------------------------------------------
    25                                                          18.00             18.00
-----------------------------------------------------------------------------------------
    26                        (83,000.00)
-----------------------------------------------------------------------------------------
    26
-----------------------------------------------------------------------------------------
    26
-----------------------------------------------------------------------------------------
    26
-----------------------------------------------------------------------------------------
    26
-----------------------------------------------------------------------------------------
    26
-----------------------------------------------------------------------------------------
    26
-----------------------------------------------------------------------------------------
    26                                                                       155,357.04
-----------------------------------------------------------------------------------------
    29                                                                             0.00
-----------------------------------------------------------------------------------------
    30
-----------------------------------------------------------------------------------------
    30
-----------------------------------------------------------------------------------------
    30
-----------------------------------------------------------------------------------------
    30                                                                        58,955.77
-----------------------------------------------------------------------------------------
    31
-----------------------------------------------------------------------------------------
    31                                                                         6,634.85
-----------------------------------------------------------------------------------------
              937,759.40       21,000.00      44.00             18.00      2,110,825.50
=========================================================================================

                                                        Summary:
                                                        Inter Co. Trans       21,000.00
                                                        Other Disb.        1,377,602.79
                                                        Payroll taxes        937,759.40
                                                                        -----------------
                                                                           2,336,362.19
                                                                        =================


                                 Attachment 3A

PHP Healthcare Corp.
Amounts Due from Affiliates & Insiders
March 31, 1999



                  Exec Loan Program             Amount
                  -----------------             ------

Jack Mazur                                         5,308,224
Michael Starr                                      1,352,165
Anthony Picini                                       156,317
William Lubin                                        169,574
Kenneth Weixel                                       281,297
Robert Bowles                                        439,594
Frank Provato                                        131,301
                                                -------------
   Subtotal                                        7,838,472
                                                -------------

               Other Notes Receivable
               ----------------------

Robert Bowles                                        686,354
Kenneth Weixel-Employment                             63,333
Kenneth Weixel-Other                                 271,549
G&L Realty                                         2,113,333
Shamrock Investments                                 957,822
                                                -------------
   Subtotal                                        4,092,392
                                                -------------

                Due from Subsidiaries
                ---------------------

Pinnacle Health Enterprises, LLC                  26,138,241
Pinnacle Medical Group, PA                        21,501,299
All other subsidiaries                             8,871,821
                                                -------------
   Subtotal                                       56,511,361
                                                -------------

   Grand Total                                    68,442,225
                                                =============




                                 Attachment 4A

PHP Healthcare Corporation
Cash Balances
3/31/99


                                                                             G/L Balance        G/L Balance        G/L Balance
        Bank                   Title                      Account #           12/31/98            1/31/99            2/28/99
--------------------- ------------------------        -------------------  ----------------   ----------------   ----------------
PHP Healthcare Corp.
NationsBank           Concentration                      375 052 7254              721,093.35         302,873.43       3,444,911.59
NationsBank           Accounts Payable-Pre-Petition      375 001 8417             (179,915.00)         43,352.60          73,337.14
NationsBank           Payroll                            375 001 8420               13,526.31         (32,540.46)        (92,986.34)
NationsBank           Executive                          375 052 6886                2,628.86           2,628.86           2,566.62
NationsBank           Accounts Payable-Post-Petition     375 123 3738               86,535.95        (470,368.09)        (81,339.01)
Sun National Bank     Escrow                             14 804860 10                               3,217,784.66

                                                                             ================   ================   ================
                                                                                   643,869.47       3,063,731.00       3,346,490.00
                                                                             ================   ================   ================


                                 Attachment 6A

PHP HEALTHCARE CORPORATION
Secured Notes, Leases Payable and Adequate Protection Payments
3/31/99


                                      Scheduled Monthly          Amounts Paid             Total Unpaid
Creditor Name                           Payments Due             During Month             PostPetition
------------------------------     ------------------------   --------------------    ----------------------
Cananwill, Inc.                                     77,306                 46,383
TransAmerica Corp.                                  30,794                 30,794
Nationsbanc Leasing Corp.                           92,825                      0
Siemens Credit Corp.                                37,230                      0
Siemens Credit Corp.                                59,676                      0
MLC                                                145,702                      0
IKON                                                15,173                      0
                                   ------------------------   --------------------    ----------------------
                                                   458,706                 77,177                         0
                                   ------------------------   --------------------    ----------------------

                                 Attachment 7A

                      PHP Healthcare Corporate Insurance


Policy Type                  Carrier                   Term            Coverage

Real/Personal Property       Wausau                  12/31/98-99         $30.4

Auto                         Wausau                  12/31/98-99         $1M

Lawyers Malpractice          American             6/1/98-6/15/99         $2M
                             International

Directors & Officers         Tamarack                 3/31/99-00         $5M
                             American

Employment Practices         Zurich                   4/15/99-00         $1M
   Liability

Medical Malpractice & E&O    Reliance                 5/01/98-99
   and General Liability     National

   1st  Tier - per provider                                              $1M/$3M
   2nd Tier - per incident                                               $4M/$4M
   Excess - shared limit                                                 $20M

Dishonesty/Forgery/Theft     Gulf                    12/31/97-00         $1M
                             Insurance

Workers Compensation         Wausau                  12/31/98-99         By Law

Medical Malpractice          Healthcare           Unlimited              $1M/3M
    "Tail" Coverage *        Insurance            7 years                $4M/4M


* Separate extended reporting period (tail) coverage was purchased for the Fairfax, VA; Woodbridge, VA; Columbus, GA; Tustin, CA; Vista, CA, PrimeCare, VA; and Chrysler's Kenosha, WI/Newark, DE projects to support the sale/disposition of those activities.

                                  Schedule 8


PHP Healthcare Corporation
Case #98-2608 (MFW)
For the month ended March 31, 1999

Additional information for questionnaire

Question #

1.
During the current month, the contract for the operations of the Richard Campbell Nursing Home in Anderson, SC was sold to Health Management Resources, Inc. ($92,500). This amount is reflected in cash receipts on page 2.


3.
Certain payments have been made in the ordinary course for certain subsidiaries, Prime Care Associates and Health Cost Consultants, primarily related to fringe benefits and federal payroll taxes. These amounts are reflected in cash disbursements on page 2.


4.
In accordance with orders from the Bankruptcy Court, prepetition amounts were paid for employee benefits and critical vendors. These amounts are reflected in cash disbursements on page 2.